Aarhus University Hospital

FANTOM II

Two-year healing patterns after implantation of the **FANTOM** bioresorbable scaffold

Exhibit 99.3

Emil Nielsen Holck | Jo Krogsgaard Simonsen | Didier Carrié | Darius Dudek | Norbert Frey | Matthias Lutz | Bernard Chevalier | Jeffrey Anderson | Jouke Dijkstra | Evald Høj Christiansen | Alexandre Abizaid | **Niels Ramsing Holm**

niels.holm@clin.au.dk

FANTOM BRS



- Desaminotyrosine (DAT) based backbone polymer
- Radiopaque
- Sirolimus eluting
- 80% MW loss at 12M
- Strut thickness: 125um

Lesion characteristics

Aspirin preloading	35 (100)
ADP receptor antagonist preloading	22 (62.9)
Diameter stenosis	79.4±11.1
ACC/AHA classification	
Type A	7 (20.0)
Type B1	15 (42.8)
Type B2	13 (37.1)
Reference vessel diameter	2.94±0.26
Lesion length	13.9±2.99
Pre dilatation diameter	2.74±0.35
Scaffold diameter	2.93±0.18
Scaffold length	18.2±1.01
Post dilatation diameter	3.16±0.29
PSP	8 (22.8)

FANTOM II study – 24m follow-up


FANTOM II Study Population
Cohort A - Study Population
Cohort B - Study Population
6 Month Follow-up
Angiographic
OCT
9 Month Follow-up
24 Month Follow-up
Study population
OCT + Angiography
48 Month Follow-up
Long Term Follow-up
24 Month Follow-up
Exclusion
Available for analysis


Change in mean luminal area
P=0.01
P=0.47
Baseline
6 Months
24 Months
7.09±1.38 mm²
6.01±1.32 mm²
5.87±0.19 mm²


Change in minimum stent area
P=0.74
P=0.45
Baseline
6 Months
24 Months
6.14±1.09 mm²
6.25±1.16 mm²
5.99±1.17 mm²


Coverage
P < 0.01
98.6% [96.5;99.7]
100% [100;100]
Six Months
24 Months
Time Point


Change in minimum luminal area
P<0.01
P=0.10
Baseline
6 Months
24 Months
5.58±1.09 mm²
4.65±1.10 mm²
4.10±1.21 mm²


Change in mean neointimal thickness
P=0.01
Six Months
24 Months
51[36;67]
79[53;110]


Malapposition
P < 0.01
P = 0.67
Baseline
Six Months
24 Months
0.6% [0.0;4.6]
0.0% [0.0;0.0]
0.0% [0.0;0.0]


Change in mean scaffold area
P=0.74
P=0.97
Baseline
6 Months
24 Months
7.32±1.14 mm²
7.40±1.19 mm²
7.45±1.28 mm²


Change in Extra Stent Lumen Area
P=0.01
P=0.05
Baseline
Six Months
24 Months
0.04[0.03;0.18]
0.01[0.00;0.03]
0.00[0.00;0.01]

Conclusion

At 24 months the FANTOM BRS showed:

- Complete strut coverage
- No mean lumen reduction from 6 to 24 months
- No significant MLA reduction from 6 to 24m
- No acquired malapposition
- No evaginations
- No late scaffold recoil

Disclosure: ENH, JKS, EHC, AA and NRH received institutional research grants from REVA Medical. JA is an employee at REVA Medical